UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-4430

Dreyfus 100% U.S. Treasury Money Market Fund
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation 200 Park Avenue New York, New York 10166
(Address of principal executive offices) (Zip code)

Michael A. Rosenberg, Esq. 200 Park Avenue New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6000

Date of fiscal year end:	12/31
Date of reporting period:	6/30/10

1

FORM N-CSR

Item 1.      Reports to Stockholders.

2

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents
THE FUND
2	A Letter from the Chairman and CEO
3	Discussion of Fund Performance
6	Understanding Your Fund’s Expenses
6	Comparing Your Fund’s Expenses With Those of Other Funds
7	Statement of Investments
8	Statement of Assets and Liabilities
9	Statement of Operations
10	Statement of Changes in Net Assets
11	Financial Highlights
12	Notes to Financial Statements
FOR MORE INFORMATION
Back Cover

Dreyfus 100% U.S. Treasury
Money Market Fund

The Fund

A LETTER FROM THE CHAIRMAN AND CEO

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus 100% U.S. Treasury Money Market Fund, covering the six-month period from January 1, 2010, through June 30, 2010.

After posting solid gains over the second half of 2009 and the first quarter of 2010, the financial markets encountered renewed volatility late in the reporting period, which caused world stocks and some of the bond market’s higher-yielding sectors to erase some of their previous gains. Conversely, traditional safe havens such as gold and U.S. Treasury securities rallied as investors became more risk-averse.

Despite recent headlines about the current state of the U.S. economy, we still believe that it is unlikely that we’ll encounter a “double-dip” recession. Instead, we expect current financial strains to ease and the domestic economy to expand at a moderate pace over the second half of the year. However, we currently see a number of downside risks that could result in volatility over the short term, which is why we still believe that a long-term investment focus with an emphasis on high quality investments may be suitable for many investors.

We believe that short-term and liquid asset mutual fund investments are an important part of a long-term investment focus. But if you have not recently reviewed your portfolio, perhaps now is a good time to talk to your financial advisor about the current market environment and about potential opportunities provided by the financial markets in this investment climate.

For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Thank you for your continued confidence and support.

Jonathan R. Baum
Chairman and Chief Executive Officer
The Dreyfus Corporation
July 15, 2010

DISCUSSION OF FUND PERFORMANCE

For the period of January 1, 2010, through June 30, 2010, as provided by Bernard W. Kiernan, Jr., Senior Portfolio Manager

Fund and Market Performance Overview

For the six-month period ended June 30, 2010, Dreyfus 100% U.S. Treasury Money Market Fund produced a yield of 0.00%.Taking into account the effects of compounding, the fund provided a effective yield of 0.00% for the same period.1

U.S. economic growth remained relatively mild during the reporting period, and the Federal Reserve Board (the “Fed”) maintained its target for the overnight federal funds rate between 0.00% and 0.25%. Consequently, money market yields stayed near historical lows over the first six months of 2010.

The Fund’s Investment Approach

The fund seeks as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity.The fund also seeks to maintain a stable share price of $1.00.To pursue this goal, the fund invests only in U.S. Treasury securities. As a money market fund, it is subject to strict federal requirements and effective June 30, 2010, must maintain a dollar-weighted average portfolio maturity of 60 days or less and its dollar-weighted average life to 120 days.

Monetary Policy Remained Unchanged in Muted Recovery

2010 began in the midst of an economic recovery that was fueled, in part, by the Fed’s aggressive monetary policy, including an overnight federal funds rate that remained unchanged in a historically low range between 0.00% and 0.25%.As a result, money market yields remained near zero percent during the reporting period.

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

When the year began, the economic recovery appeared to remain on track, and economists were encouraged by positive data, such as a better-than-expected improvement in retail sales in January. In addition, the unemployment rate fell to 9.7%, and job losses continued to moderate in January and February. Manufacturing activity rose for the eighth straight month in March, and it did so at the fastest rate in almost six years. Employment improved in April by the largest margin in approximately four years, as non-farm payrolls grew by 290,000 even as workers returning to the labor force pushed the unemployment rate up to 9.9%. 431,000 additional new jobs were created in May, although most were temporary workers hired for the 2010 Census.

Nonetheless, U.S. GDP grew at a revised 3.0% annualized rate during the first quarter of 2010, a far milder gain than similar stages of most previous recoveries. Moreover, the housing market continued to struggle during the first quarter, with existing home sales sliding –0.6% in March compared to the previous month, even before the expiration of tax credits for first-time homebuyers.

In April and May, a sovereign debt crisis in Europe and inflationary pressures in China contributed to greater economic uncertainty worldwide, sparking heightened volatility in international stock and bond markets. In the United States, the Consumer Price Index slid –0.1% in April, primarily due to lower energy prices, even as retail sales and industrial production posted gains. However, government budget cutbacks in Europe created concerns that demand for goods and services, including those from U.S. companies, could suffer significantly. Indeed, U.S. manufacturing activity appeared to moderate in June, and private-sector job growth, while positive, proved more anemic than many analysts expected.

The U.S. Securities and Exchange Commission (“SEC”) has issued new regulations governing money market funds, many of which required compliance during the reporting period.

An Unwavering Focus on Quality

With few opportunities available in the short-term credit markets for significant levels of current income, most money market funds continued to maintain weighted maturities well below historical averages.The fund was no exception, as we set its weighted average maturity roughly in line with industry averages. As always, we focused exclusively on short-term U.S.Treasury securities backed by the full faith and credit of the U.S. government.

Although the mild economic recovery is maturing, inflationary pressures have remained low, and the Fed repeatedly has stated that economic conditions “are likely to warrant exceptionally low levels of the federal funds rate for an extended period.”The subpar U.S. recovery, along with expectations of sustained economic weakness in Europe, has convinced many analysts that a shift to a more restrictive monetary policy is unlikely anytime soon. Therefore, until we see more convincing signs that the Fed is prepared to raise interest rates, we intend to maintain the fund’s focus on liquidity.

July 15, 2010

An investment in the fund is not insured or guaranteed by the FDIC or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.
Short-term corporate and asset-backed securities holdings, while rated in the highest rating category by one or more NRSRO (or unrated, if deemed of comparable quality by Dreyfus), involve credit and liquidity risks and risk of principal loss.
1	Annualized effective yield is based upon dividends declared daily and reinvested monthly. Past performance is no guarantee of future results.Yields fluctuate.Yields provided for the fund reflect the absorption of certain fund expenses by The Dreyfus Corporation pursuant to an undertaking in effect that may be extended, terminated or modified at any time. Had these expenses not been absorbed, fund yields would have been lower, and in some cases, 7-day yields during the reporting period would have been negative absent the expense absorption.

The Fund 5

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus 100% U.S.Treasury Money Market Fund from January 1, 2010 to June 30, 2010. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended June 30, 2010

Expenses paid per $1,000†	$ .69
Ending value (after expenses)	$1,000.00

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended June 30, 2010

Expenses paid per $1,000†	$ .70
Ending value (after expenses)	$1,024.10

† Expenses are equal to the fund’s annualized expense ratio of .14%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

STATEMENT OF INVESTMENTS
June 30, 2010 (Unaudited)

	Annualized
	Yield on
	Date of	Principal
U.S. Treasury Bills—82.3%	Purchase (%)	Amount ($)	Value ($)
7/1/10	0.16	158,000,000	158,000,000
7/8/10	0.14	2,000,000	1,999,947
7/15/10	0.05	135,000,000	134,997,276
7/22/10	0.14	57,000,000	56,995,281
7/29/10	0.14	1,000,000	999,895
8/5/10	0.11	216,000,000	215,976,307
8/12/10	0.17	83,000,000	82,984,022
8/19/10	0.11	2,657,000	2,656,602
8/26/10	0.17	158,000,000	157,959,446
9/30/10	0.24	50,000,000	49,969,667
Total U.S. Treasury Bills
(cost $862,538,443)			862,538,443

U.S. Treasury Notes—32.5%
8/31/10	0.19	100,000,000	100,361,173
9/30/10	0.11	134,000,000	134,629,720
11/1/10	0.17	105,000,000	105,462,840
Total U.S. Treasury Notes
(cost $340,453,733)			340,453,733
Total Investments (cost $1,202,992,176)		114.8%	1,202,992,176
Liabilities, Less Cash and Receivables		(14.8%)	(155,033,199)
Net Assets		100.0%	1,047,958,977

Portfolio Summary (Unaudited)†
	Value (%)		Value (%)
U.S. Treasury Bills	82.3	U.S. Treasury Notes	32.5
			114.8
† Based on net assets.
See notes to financial statements.

The Fund 7

STATEMENT OF ASSETS AND LIABILITIES
June 30, 2010 (Unaudited)

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments	1,202,992,176	1,202,992,176
Cash		1,452,045
Interest receivable		1,732,319
Prepaid expenses		36,151
		1,206,212,691
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 2(b)		109,824
Payable for investment securities purchased		157,959,447
Payable for shares of Beneficial Interest redeemed		105,196
Accrued expenses		79,247
		158,253,714
Net Assets ($)		1,047,958,977
Composition of Net Assets ($):
Paid-in capital		1,047,942,828
Accumulated net realized gain (loss) on investments		16,149
Net Assets ($)		1,047,958,977
Shares Outstanding
(unlimited number of $.001 par value shares of Beneficial interest authorized)		1,047,654,274
Net Asset Value, offering and redemption price per share ($)		1.00

See notes to financial statements.

STATEMENT OF OPERATIONS
Six Months Ended June 30, 2010 (Unaudited)

Investment Income ($):
Interest Income	805,348
Expenses:
Management fee—Note 2(a)	2,807,160
Shareholder servicing costs—Note 2(b)	370,148
Custodian fees—Note 2(b)	45,669
Trustees’ fees and expenses—Note 2(c)	38,609
Professional fees	33,839
Prospectus and shareholders’ reports	17,963
Registration fees	16,584
Miscellaneous	16,397
Total Expenses	3,346,369
Less—reduction in expenses due to undertaking—Note 2(a)	(2,540,349)
Less—reduction in fees due to earnings credits—Note 1(b)	(687)
Net Expenses	805,333
Investment Income—Net	15
Net Realized Gain (Loss) on Investments—Note 1(b) ($)	(1,492)
Net (Decrease) in Net Assets Resulting from Operations	(1,477)

See notes to financial statements.

The Fund 9

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended
	June 30, 2010	Year Ended
	(Unaudited)	December 31, 2009
Operations ($):
Investment income—net	15	324,825
Net realized gain (loss) on investments	(1,492)	60,256
Net Increase (Decrease) in Net Assets
Resulting from Operations	(1,477)	385,081
Dividends to Shareholders from ($):
Investment income—net	(15)	(425,830)
Beneficial Interest Transactions ($1.00 per share):
Net proceeds from shares sold	374,112,956	1,800,692,161
Dividends reinvested	6,602	391,055
Cost of shares redeemed	(556,550,956)	(2,834,890,355)
Increase (Decrease) in Net Assets from
Beneficial Interest Transactions	(182,431,398)	(1,033,807,139)
Total Increase (Decrease) in Net Assets	(182,432,890)	(1,033,847,888)
Net Assets ($):
Beginning of Period	1,230,391,867	2,264,239,755
End of Period	1,047,958,977	1,230,391,867

See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

Six Months Ended
June 30, 2010			Year Ended December 31,
	(Unaudited)	2009	2008	2007	2006	2005
Per Share Data ($):
Net asset value,
beginning of period	1.00	1.00	1.00	1.00	1.00	1.00
Investment Operations:
Investment income—net	.000[a]	.000[a]	.014	.041	.040	.023
Distributions:
Dividends from
investment income—net	(.000)[a]	(.000)[a]	(.014)	(.041)	(.040)	(.023)
Net asset value,
end of period	1.00	1.00	1.00	1.00	1.00	1.00
Total Return (%)	.00[b,c]	.02	1.37	4.16	4.07	2.28
Ratios/Supplemental
Data (%):
Ratio of total expenses
to average net assets	.60[c]	.60	.59	.65	.70	.68
Ratio of net expenses
to average net assets	.14[c]	.36	.58	.65	.70[d]	.68[d]
Ratio of net investment
income to average
net assets	.00[b,c]	.02	1.00	4.05	4.00	2.24
Net Assets,
end of period
($ x 1,000)	1,047,959	1,230,392	2,264,240	604,271	563,128	592,002

a	Amount represents less than $.001 per share.
b	Amount represents less than .01%.
c	Annualized.
d	Expense waivers and/or reimbursements amounted to less than .01%.
See notes to financial statements.

The Fund 11

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

Dreyfus 100% U.S.Treasury Money Market Fund (the “fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified open-end management investment company. The fund’s investment objective is to provide investors with as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment advisor. MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares, which are sold to the public without a sales charge.

It is the fund’s policy to maintain a continuous net asset value per share of $1.00; the fund has adopted certain investment, portfolio valuation and dividend and distribution policies to enable it to do so.There is no assurance, however, that the fund will be able to maintain a stable net asset value per share of $1.00.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities.Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions.Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: Investments in securities are valued at amortized cost in accordance with Rule 2a-7 of the Act, which has been determined by the Board of Trustees to represent the fair value of the fund’s investments.

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e. the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value.This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements.These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Fund 13

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

For example, money market securities are valued using amortized cost, in accordance with rules under the Act. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

The following is a summary of the inputs used as of June 30, 2010 in valuing the fund’s investments:

Short-Term
Valuation Inputs	Investments ($)†
Level 1—Unadjusted Quoted Prices	—
Level 2—Other Significant Observable Inputs	1,202,992,176
Level 3—Significant Unobservable Inputs	—
Total	1,202,992,176
† See Statement of Investments for additional detailed categorizations.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Interest income, adjusted for accretion of discount and amortization of premium on investments, is earned from settlement date and recognized on the accrual basis. Cost of investments represents amortized cost.

The fund has arrangements with the custodian and cash management bank whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset custody and cash management fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

(c) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended June 30, 2010, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period, the fund did not incur any interest or penalties.

Each of the tax years in the three-year period ended December 31, 2009 remains subject to examination by the Internal Revenue Service and state taxing authorities.

The tax character of distributions paid to shareholders during the fiscal year ended December 31, 2009 was all ordinary income. The tax character of current year distributions will be determined at the end of the current fiscal year.

At June 30, 2010, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (See the Statement of Investments).

NOTE 2—Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .50% of the value of the fund’s average daily net assets and is payable monthly.

The Manager has undertaken to reimburse expenses in the event that current yields drop below a certain level. Such limitation may fluctuate daily, is voluntary and not contractual and may be terminated at any time. The reduction in expenses, pursuant to the undertaking, amounted to $2,540,349, during the period ended June 30, 2010.

The Fund 15

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

(b) Under the Shareholder Services Plan, the fund reimburses the Distributor an amount not to exceed an annual rate of .25% of the value of the fund’s average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts.The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended June 30, 2010, the fund was charged $259,089 pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended June 30, 2010, the fund was charged $45,198 pursuant to the transfer agency agreement, which is included in Shareholder servicing costs in the Statement of Operations.

The fund compensates The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, under a cash management agreement for performing cash management services related to fund subscriptions and redemptions. During the period ended June 30, 2010, the fund was charged $9,283 pursuant to the cash management agreement, which is included in Shareholder servicing costs in the Statement of Operations. These fees were partially offset by earnings credits of $640.

The fund also compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. During the period ended June 30, 2010, the fund was charged $45,669 pursuant to the custody agreement.

During the period ended June 30, 2010, the fund was charged $2,742 for services performed by the Chief Compliance Officer.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $428,023, custodian fees $29,139, chief compliance officer fees $4,113 and transfer agency per account fees $32,000, which are offset against an expense reimbursement currently in effect in the amount of $383,451.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

The Fund 17

Item 2.      Code of Ethics.

                  Not applicable.

Item 3.      Audit Committee Financial Expert.

                  Not applicable.

Item 4.      Principal Accountant Fees and Services.

                  Not applicable.

Item 5.      Audit Committee of Listed Registrants.

                  Not applicable.

Item 6.      Investments.

(a)              Not applicable.

Item 7.      Disclosure of Proxy Voting Policies and Procedures for Closed-End Management      Investment Companies.

                  Not applicable.

Item 8.      Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.      Purchases of Equity Securities by Closed-End Management Investment Companies and       Affiliated Purchasers.

                  Not applicable.  [CLOSED END FUNDS ONLY]

Item 10.    Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures applicable to Item 10.

Item 11.    Controls and Procedures.

(a)        The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)        There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

3

Item 12.    Exhibits.

(a)(1)    Not applicable.

(a)(2)    Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)    Not applicable.

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dreyfus 100% U.S. Treasury Money Market Fund

By: /s/ Bradley J. Skapyak
Bradley J. Skapyak, President
Date:	August 23, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ Bradley J. Skapyak
Bradley J. Skapyak, President
Date:	August 23, 2010

By: /s/ James Windels
James Windels, Treasurer
Date:	August 23, 2010

5

EXHIBIT INDEX

(a)(2)    Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.  (EX-99.CERT)

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.  (EX-99.906CERT)

6